UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 North Galayda Street

Houston, TX 77086

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2016, Independence Contract Drilling, Inc. (the “Company”) entered into Amendment No. 1 (the “First Amendment”) to the Amended and Restated Executive Employment Agreement (the “Employment Agreement”) dated August 13, 2014, between the Company and Byron A. Dunn, the Company’s Chief Executive Officer. The purpose of the First Amendment was to increase the severance multiple for purposes of calculating certain severance payments due to Mr. Dunn in connection with the termination of his employment without “Cause” or for “Good Reason” in contemplation of a “Change of Control,” as those terms are defined in Mr. Dunn’s Employment Agreement. The First Amendment increases this multiple from two (2) times to 2.99 times. No other terms of Mr. Dunn’s Employment Agreement were amended.

Under Mr. Dunn’s Employment Agreement, as amended, Mr. Dunn is entitled to receive a severance payment in the event his employment is terminated by the Company without Cause or by the executive for Good Reason in contemplation of a Change of Control. Such severance payment will be payable in a lump sum and will be equal to the following:

•	all accrued and unpaid salary and prior fiscal year bonus earned but not paid as of the date of termination;

•	a pro rata portion of Mr. Dunn’s target bonus for the fiscal year in which termination of employment occurs; and

•	2.99 times the sum of (x) Mr. Dunn’s annual base salary in effect at the time of termination of employment and (y) Mr. Dunn’s target annual bonus.

The information in this Item 5.02 does not constitute a complete summary of the First Amendment and is qualified in its entirety by reference to the complete text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 dated February 11, 2016, to the Amended and Restated Executive Employment Agreement dated August 13, 2014, by and among Independence Contract Drilling, Inc. and Byron A. Dunn

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: February 11, 2016	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 dated February 11, 2016, to the Amended and Restated Executive Employment Agreement dated August 13, 2014, by and among Independence Contract Drilling, Inc. and Byron A. Dunn